NationsBanc Commercial Corporation
Asset Based Financial Services
P.O. Box 4095
Atlanta, GA 30302-4095

NationsBank

        January 16, 1997

        Levcor International, Inc.
        1071 Avenue of the Americas
        New York, NY 10018

        RE: Factoring Agreement between us dated June 1, 1995, as amended (the "Factoring Agreement")

        Gentlemen:

        This is to confirm our understanding that effective January 1, 1997, the minimum commissions paid each calendar year as provided in Section 2.5 of the Factoring Agreement shall be deleted in its entirety.

        Except as amended herein, all other terms and conditions of the Factoring Agreement shall remain unchanged and in full force and effect. Would you please indicate your agreement to the foregoing by signing where indicated below.

        NationsBanc Commercial Corporation

        By: /s/ Richard L. Zimmermann
            ------------------------------
            Richard L. Zimmermann     (Title)

        Read and Agreed:
        Levcor International, Inc.

        By: Robert A. Levinson    President
            -----------------------------------
                                  (Title)


                    A subsidiary of NationsBank Corporation